UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

IX ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IX ACQUISITION CORP.
53 DAVIES STREET
LONDON, W1K 5JH
UNITED KINGDOM
LETTER TO SHAREHOLDERS
Dear IX Acquisition Corp. Shareholder:
You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of IX Acquisition Corp., a Cayman Islands exempted company (the “Company”), which will be held on [•], 2024, at 10:00 a.m. Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, 21st Floor, New York, New York 10154, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Loeb & Loeb LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Loeb & Loeb LLP, c/o Giovanni Caruso, 345 Park Avenue, 21st Floor, New York, New York, 10154.
Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online by visiting www.cstproxyvote.com.
The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2024, and is first being mailed to shareholders of the Company on or about [•], 2024. The accompanying Proxy Statement describes the business the Company will conduct at the Meeting and provides information about the Company that you should consider when you vote your shares. The Meeting will be held for the purpose of considering and voting on the following proposals (the “Proposals”):
1.
Proposal One — Third Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association, as amended and currently in effect (the “Memorandum and Articles of Association”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Third Extension Amendment” and such proposal, the “Third Extension Amendment Proposal”), to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from October 12, 2024 on a monthly basis up to [•] ([•]) times until [•], 2025 (or such earlier date as determined by the Board), which we refer to as the “Third Extension”, and such later date, the “Third Extended Date”;

2.
Proposal Two — Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

3.
Proposal Three — Adjournment Proposal — To adjourn the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Third Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

Each of the Proposals are more fully described in the accompanying Proxy Statement; please take the time to read carefully each of the Proposals before you vote.
The Company’s final prospectus filed in connection with the Company’s initial public offering that was consummated on October 12, 2021 (the “IPO”), which was filed with the U.S. Securities and Exchange Commission on October 8, 2021 (File No. 333-2592567) and the Memorandum and Articles of Association provided that the Company initially had until April 12, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination. On April 10, 2023, the Company’s shareholders approved an amendment to the Memorandum and Articles of Association to extend the deadline by which it must complete a Business Combination from April 12, 2023 to May 12, 2023, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such deadline in one-month increments up to eleven additional times, or up to twelve months total, up to April 12, 2024 (the “First Extension”, and such date, the “First Extended Date”). In connection with each monthly extension in accordance with the First Extension, the Company’s sponsor, IX Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”) will deposit $160,000 into the Trust Account (as defined below).
On November 30, 2023, the Company issued a press release (the “Press Release”) announcing that it filed a definitive proxy statement to seek shareholder approval to, among other proposals, extend the period of time the Company will have to consummate its initial business combination from December 12, 2023 on a monthly basis up to ten (10) times until October 12, 2024 (the “Second Extension”, and such date, the “Second Extended Date”), or such earlier date as determined by the Company’s board of directors. For each month of the Second Extension, the Sponsor will deposit additional funds into the Trust Account in an amount equal to the lesser of (x) $50,000 or (y) $0.015 for each of the Company’s Public Shares that remains outstanding and is not redeemed in connection with the Second Extension.
The purpose of the Third Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination. While the Company currently has until the Second Extended Date, if all available extensions are exercised, to consummate a Business Combination (the “Combination Period”), the Board has determined that it is in the best interests of the Company to seek an extension of the Combination Period that (i) does not require monthly Board approval and (ii) provides the Company additional time to consummate a Business Combination beyond the Second Extended Date. Without the Third Extension, the Board believes that there will not be sufficient time to complete the Business Combination within the Combination Period. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Second Extended Date, if all available extensions are exercised, and shareholders would not have the opportunity to participate in the Company’s future investment.
As contemplated by the Memorandum and Articles of Association, the holders of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”) included as part of the units (the “Units” and the shares included within, the “Public Shares”) sold in the IPO (the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares upon approval of the Third Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the Private Placement (as defined below) (the “Trust Account”), including interest earned and not previously released to the Company to pay its tax obligations, if any, divided by the number of then outstanding Public Shares (the “Redemption”), regardless of whether or how such Public Shareholders vote in regard to the Third Extension Amendment Proposal. If the Third Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Third Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Third Extended Date.
To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [•], 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If your Public Shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

Prior to the IPO, the Sponsor purchased an aggregate of 5,750,000 shares (the “Founder Shares”) of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares). On October 12, 2021, the Sponsor transferred an aggregate of 1,747,879 Founder Shares to certain investors for their purchase of a specified amount of Units in the IPO. On May 9, 2023, pursuant to the terms of the Memorandum and Articles of Association, the Sponsor, elected to convert each of the 4,002,121 outstanding Founder Shares held by it on a one-for-one basis from Class B Ordinary Shares into Class A Ordinary Shares with immediate effect. Following such conversion, there were 8,665,842 Class A Ordinary Shares and 1,747,879 Class B Ordinary Shares issued and outstanding. In addition, our Sponsor, Cantor Fitzgerald & Co. and Odeon Capital Group, LLC own an aggregate of 7,150,000 warrants (the “Private Placement Warrants”), which were purchased in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”).
As of [•], 2024, based on funds in the Trust Account of approximately $[•] as of such date, the pro rata portion of the funds available in the Trust Account for the Redemption was approximately $[•] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay the Company’s taxes). The closing price of the Class A Ordinary Shares as reported on the Nasdaq Global Market on [•], 2024, was $[•]. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its Public Shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Second Extended Date, if all available extensions are exercised.
Additionally, if the Third Extension Amendment Proposal is approved, the Sponsor has agreed to contribute to the Company, as a loan, the lesser of (x) $[•] or (y) $[•] for each Public Share that remains outstanding and is not redeemed in connection with the Third Extension for each calendar month (commencing on November 12, 2024 and on the 12th day of each subsequent month) until the Third Extended Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per Public Share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete a Business Combination. If the Third Extension Amendment Proposal is approved, the Contributions for October 12, 2024 to [•], 2025 could be less than the per share amount Public Shareholders would receive in connection with the Second Extension from April 12, 2024 to October 12, 2024 if the Third Extension Amendment Proposal were not approved.
Assuming the Third Extension Amendment Proposal is approved, the initial Contribution will be deposited into the Trust Account promptly following the Meeting. Each additional Contribution following October 12, 2024 will be deposited into the Trust Account within seven calendar days from the 12th day of such calendar month. The Contributions will not be made if the Third Extension Amendment Proposal is not approved. The amount of the Contributions, which are loans, will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises the Company that it does not intend to make the Contributions, then the Proposals will not be put before the shareholders at the Meeting and the Company will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. The Board will have the sole discretion whether to extend for additional calendar months following [•], 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies.
If the Third Extension Amendment Proposal is not approved, or the Company is otherwise unable to complete the Third Extension, and the Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor and the Company’s officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
Subject to the foregoing, the approval of the Third Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting.
Approval of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter.
The Board has fixed the close of business on [•], 2024 as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.
You are not being asked to vote on the Business Combination at this time. If the Third Extension Amendment Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Third Extended Date.
The Company believes that it is in the best interests of the Company’s shareholders that the Company obtains the Third Extension and that the selection of Marcum as the Company’s independent registered public accounting firm for the year ending December 31, 2024 is ratified. After careful consideration of all relevant factors, the Board has determined that the Third Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such Proposals.
Under the Memorandum and Articles of Association, no other business may be transacted at the Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to the management of the Company at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC.

[•], 2024	By Order of the Board of Directors
/s/ Karen Bach
Karen Bach Chief Executive Officer and Director
Your vote is very important. Whether or not you plan to attend the Meeting, if you are a shareholder as of the Record Date, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented and voted at the Meeting. The approval of the Third Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes that are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting or any adjournment thereof. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter. Accordingly, if you fail to vote in person, online or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities. Broker non-votes will count as votes cast on the Auditor Ratification Proposal only, but will have no effect on the outcome of the vote on the Third Extension Amendment Proposal or the Adjournment Proposal, if presented. Abstentions and broker-non votes will be considered present for purposes of establishing a quorum, but will not count as votes cast and will have no effect on the outcome of the vote on either the Third Extension Amendment Proposal or Adjournment Proposal, if presented. If you hold your shares in street name through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Shareholders to be held on [•], 2024: This Notice of Meeting and the accompanying Proxy Statement are available at www.cstproxy.com/       .

IX ACQUISITION CORP.
53 DAVIES STREET
LONDON, W1K 5JH
UNITED KINGDOM
NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS
To the Shareholders of IX Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of IX Acquisition Corp., a Cayman Islands exempted company (“we”, “us”, “our”, the “Company”),which will be held on [•], 2024, at 10:00 a.m. Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, 21st Floor, New York, New York 10154, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Loeb & Loeb LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Loeb & Loeb LLP, c/o Giovanni Caruso, 345 Park Avenue, 21st Floor, New York, New York, 10154. Shareholders will have the opportunity to present questions to the management of the Company (the “Management”) at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC (“Nasdaq”).
You will not be required to attend the Meeting in person in order to vote. You may vote your shares online by visiting www.cstproxyvote.com. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals (the “Proposals”):
1.
Proposal One — Third Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our amended and restated memorandum and articles of association, as amended and currently in effect (the “Memorandum and Articles of Association”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Third Extension Amendment” and such proposal, the “Third Extension Amendment Proposal”), to give our board of directors (the “Board”) the right to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from October 12, 2024 on a monthly basis up to [•] ([•]) times until [•], 2025 (or such earlier date as determined by the Board), which we refer to as the “Third Extension”, and such later date, the “Third Extended Date”;

2.
Proposal Two — Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board (the “Audit Committee”) of Marcum LLP(“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

3.
Proposal Three — Adjournment Proposal — To adjourn the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Third Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

The Company’s final prospectus filed in connection with the Company’s initial public offering that was consummated on October 12, 2021 (the “IPO”), which was filed with the United States (“U.S.”) Securities and Exchange Commission (the “SEC”) on October 8, 2021 (File No. 333-2592567) (the “IPO Prospectus”) and the Memorandum and Articles of Association provided that we initially had until April 12, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination. On April 10, 2023, our shareholders approved an amendment to the Memorandum and Articles of Association to extend the deadline by which it must complete a Business Combination from April 12, 2023 to May 12, 2023, and to allow us, without another shareholder vote, by resolution of the Board, to elect to further extend such deadline in one-month increments up to eleven additional times, or up to twelve months total, up to

April 12, 2024 (the “First Extension”, and such date, the “First Extended Date”). In connection with each monthly extension in accordance with the First Extension, our sponsor, IX Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), will deposit $160,000 into the Trust Account (as defined below).
On November 30, 2023, the Company issued a press release (the “Press Release”) announcing that it filed a definitive proxy statement to seek shareholder approval to, among other proposals, extend the period of time the Company will have to consummate its initial business combination from December 12, 2023 on a monthly basis up to ten (10) times until October 12, 2024 (the “Second Extension”, and such date, the “Second Extended Date”), or such earlier date as determined by the Company’s board of directors. For each month of the Second Extension, the Sponsor will deposit additional funds into the Trust Account in an amount equal to the lesser of (x) $50,000 or (y) $0.015 for each of the Company’s Public Shares that remains outstanding and is not redeemed in connection with the Second Extension. For more information on the First Contribution (as defined in the section of the Proxy Statement entitled “Background”), the First Extension and the Second Extension see the section of the Proxy Statement entitled “Background”.
The purpose of the Third Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. While we currently have until the Second Extended Date, if all available extensions are exercised, to consummate a Business Combination (the “Combination Period”), the Board has determined that it is in our best interest to seek an extension of the Combination Period that (i) does not require monthly Board approval and (ii) provides us with additional time to consummate a Business Combination beyond the Second Extended Date. Without the Third Extension, the Board believes that there will not be sufficient time to complete the Business Combination within the Combination Period. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate on the Second Extended Date, if all available extensions are exercised, and shareholders would not have the opportunity to participate in our future investment.
As contemplated by the Memorandum and Articles of Association, the holders of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”) included as part of the units (the “Units” and the shares included within, the “Public Shares”) sold in the IPO (the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares upon approval of the Third Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the Private Placement (as defined below) (the “Trust Account”), including interest earned and not previously released to us to pay our tax obligations, if any, divided by the number of then outstanding Public Shares (the “Redemption”), regardless of whether or how such Public Shareholders vote in regard to the Third Extension Amendment Proposal. If the Third Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Third Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed the Business Combination by the Second Extended Date.
To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to our transfer agent at least two business days prior to the Meeting (or [•], 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If your Public Shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.
On [•],2024 the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of such date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on [•], 2024 was $[•]. We cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We believe such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before the Second Extended Date, if all available extensions are exercised.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[•] that was in the Trust Account as of [•], 2024. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Prior to the IPO, our Sponsor purchased an aggregate of 5,750,000 shares(the “Founder Shares”) of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares). On October 12, 2021, the Sponsor transferred an aggregate of 1,747,879 Founder Shares to certain investors for their purchase of a specified amount of Units in the IPO (the “Anchor Investors”). On May 9, 2023, pursuant to the terms of the Memorandum and Articles of Association, the Sponsor, elected to convert each of the 4,002,121 outstanding Founder Shares held by it on a one-for-one basis from Class B Ordinary Shares into Class A Ordinary Shares, with immediate effect (the “Founder Share Conversion”). Following the Founder Share Conversion, there were 8,665,842 Class A Ordinary Shares and 1,747,879 Class B Ordinary Shares issued and outstanding. In addition, our Sponsor, Cantor Fitzgerald & Co. and Odeon Capital Group, LLC own an aggregate of 7,150,000 warrants (the “Private Placement Warrants”), which were purchased in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”).
If the Third Extension Amendment Proposal is approved, our Board will have the right, without any further action by our shareholders, to decide to liquidate the Company at any time prior to [•], 2025.
Additionally, if the Third Extension Amendment Proposal is approved, the Sponsor has agreed to contribute to us, as a loan, the lesser of (x) $[•] or (y) $[•] for each Public Share that remains outstanding and is not redeemed in connection with the Third Extension for each calendar month (commencing on November 12, 2024 and on the 12th day of each subsequent month) until the Second Extended Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per Public Share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete a Business Combination. If the Third Extension Amendment Proposal is approved, the Contributions for October 12, 2024 to [•], 2025 could be less than the per share amount Public Shareholders would receive in connection with the Second Extension from April 12, 2024 to October 12, 2024 if the Third Extension Amendment Proposal were not approved.
Assuming the Third Extension Amendment Proposal is approved, the initial Contribution will be deposited into the Trust Account promptly following the Meeting. Each additional Contribution following October 12, 2024 will be deposited into the Trust Account within seven calendar days from the 12th day of such calendar month. The Contributions will not be made if the Third Extension Amendment Proposal is not approved. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with our Memorandum and Articles of Association. Our Board will have the right and sole discretion whether to extend for additional calendar months following [•], 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies.
If the Third Extension Amendment Proposal is not approved, and the Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants (as defined in the section of the Proxy Statement entitled “Questions and Answers About the Meeting”), which will expire worthless if we fail to complete a Business Combination within Combination Period. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
Subject to the foregoing, the approval of the Third Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting.
Approval of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter.
If we liquidate, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.05 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of [•], 2024, based on funds in the Trust Account of approximately $[•] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[•] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, we cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than approximately $[•] (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes and up to $100,000 of interest to pay dissolution expenses), due to unforeseen claims of creditors.
If the Third Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated October 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for our use to complete a Business Combination on or before the Second Extended Date. Holders of Public Shares who do not redeem their

Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Second Extended Date, if the Third Extension Amendment Proposal is approved.
Our Board has fixed the close of business on [•], 2024 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date, there were 6,848,192 Class A Ordinary Shares and 1,747,879 Class B Ordinary Shares issued and outstanding. Our warrants do not have voting rights in connection with the Proposals.
A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.
This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners (as defined in the section of the Proxy Statement entitled “Questions and Answers About the Meeting”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.
This Proxy Statement is dated [•], 2024 and is first being mailed to shareholders on or about [•], 2024.
[•], 2024	By Order of the Board of Directors
/s/ Karen Bach
Karen Bach Chief Executive Officer and Director

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
our ability to enter into a definitive agreement and related agreements;

•
our ability to complete the Business Combination;

•
the anticipated benefits of the Business Combination;

•
the volatility of the market price and liquidity of our securities;

•
the use of funds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•
the competitive environment in which our successor will operate following the Business Combination; and

•
proposed changes in the SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.
For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section of this Proxy Statement entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE MEETING
The questions and answers below (i) only briefly address some commonly asked questions about the Meeting and the Proposals; (ii) are only summaries of the matters they discuss and (iii) highlight only selected information from this Proxy Statement. They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement, including Annex A and the other documents referred to herein, to fully understand the Proposals and the voting procedures for the Meeting.
Why am I receiving this Proxy Statement?
This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is an extraordinary general meeting in lieu of an annual general meeting of the shareholders, to be held on [•], 2024, at 10:00 a.m. Eastern Time, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting.
This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about [•], 2024.
We are a blank check company incorporated as a Cayman Islands exempted company on March 1, 2021 for the purpose of effecting a Business Combination. On October 12, 2021, we simultaneously consummated our (i) IPO of 23,000,000 Units, each consisting of one Class A Ordinary Share and one-half of one redeemable warrant (each whole warrant, a “Public Warrant” and together with the Private Placement Warrants, the “warrants”), generating an aggregate amount of gross proceeds of $230,000,000 and (ii) Private Placement of 7,150,000 Private Placement Warrants, with each Private Placement Warrant exercisable to purchase one Class A Ordinary Share at a price of $11.50 per share, generating gross proceeds of $7,150,000.
Like most blank check companies, our Memorandum and Articles of Association provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period.
We believe that it is in the best interests of our shareholders to continue our existence until the Second Extended Date, if necessary, in order to allow us additional time to complete the Business Combination. The Meeting is being held, in part, to allow us additional time to complete the Business Combination.
Why do we need to hold an annual meeting?
The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders within 12 months after our fiscal year ended December 31, 2023. At the Meeting, you will have the opportunity to present questions to the Management.
The Proposals
What is being voted on?
You are being asked to vote on three Proposals:
1.
Proposal One — Third Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our Memorandum and Articles of Association, in the form set forth in Annex A, to give our Board the right to extend the date by which we must consummate a Business Combination from October 12, 2024 on a monthly basis up to [•] ([•]) times until [•], 2025 (or such earlier date as determined by the Board);

2.
Proposal Two — Auditor Ratification Proposal — To ratify the selection by the Audit Committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2024; and

3.
Proposal Three — Adjournment Proposal — To adjourn the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Third Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.
Why are we proposing the Third Extension Amendment Proposal?
The Memorandum and Articles of Association provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before the Second Extended Date, if all available extensions are exercised, the end of the Combination Period. As explained below, we believe we will not be able to complete a Business Combination by that date. Without the Third Extension, we believe that we will not be able to complete the Business Combination within the Combination Period and if that were to occur, we would be forced to liquidate. Thus, the purpose of the Third Extension Amendment Proposal is to allow us additional time to complete the Business Combination beyond the Second Extended Date, without monthly Board approval.
Our seeking to complete the Business Combination will involve:
•
negotiating and executing a definitive agreement and related agreements;

•
completing proxy materials;

•
establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to shareholders; and

•
holding a special meeting to consider the Business Combination.

We believe we will not be able to complete all of the tasks listed above prior to Second Extended Date, if all available extensions are exercised, the end of the Combination Period. If the Third Extension Amendment Proposal is approved, we expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval. However, there is no assurance that we will be able to consummate the Business Combination, even if the Third Extension Amendment Proposal is approved, given the actions that must occur prior to closing of the Business Combination.
We believe that given our expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing Public Shareholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Third Extension Amendment Proposal to amend our Memorandum and Articles of Association, in the form set forth in Annex A hereto, to give our Board the right to extend the date by which we must consummate a Business Combination from October 12, 2024 on a monthly basis up to [•] ([•]) times until [•], 2024 (or such earlier date as determined by the Board).
You are not being asked to vote on the Business Combination at this time. If the Third Extension Amendment Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Third Extended Date.
Why are we proposing the Adjournment Proposal?
If the Third Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Third Extension Amendment Proposal or the Auditor Ratification Proposal.
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Meeting to a later date or dates, or indefinitely, for the purpose of soliciting additional proxies. In such event, the Third Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and the Board, dissolving and liquidating. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Third Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.
Why should I vote “FOR” the Third Extension Amendment Proposal?
Our Board believes shareholders should have an opportunity to evaluate the Business Combination and that our shareholders will benefit from the Company consummating the Business Combination; consequently, the Board is proposing the Third Extension Amendment Proposal to extend the date by which we have to complete the Business Combination until the Third Extended Date (or such earlier date as determined by the Board) and give the Company more opportunity to complete the Business Combination. Without the Third Extension, we believe that we will not be able to complete the Business Combination on or before the Second Extended Date, if all available extensions are exercised. If that were to occur, we would be forced to liquidate by the Second Extended Date.
Our Memorandum and Articles of Association provide that if any amendment is made to our Memorandum and Articles of Association to modify (i) the substance or timing of our obligation to redeem 100 percent of the Public Shares if the Company does not consummate a Business Combination within the Combination Period or (ii) any other material provisions relating to the shareholders’ rights, we will provide our Public Shareholders, other than the Sponsor, our officers or directors, and the holders of the Founder Shares prior to the Initial Public Offering with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Memorandum and Articles of Association.
Why should I vote “FOR” the Auditor Ratification Proposal?
Marcum has served as the Company’s independent registered public accounting firm since 2021. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the Business Combination.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Meeting to a later date or dates, or indefinitely, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.
Does the Board recommend voting “FOR” the approval of the Proposals?
Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Third Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are in our and our shareholders’ best interests. The Board recommends that our shareholders vote “FOR” the Third Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal, if presented.
Are the Proposals conditioned on one another?
The Third Extension Amendment Proposal is not conditioned on the approval of the Auditor Ratification Proposal or the Adjournment Proposal
The Auditor Ratification Proposal is not conditioned on the approval of either of the Third Extension Amendment Proposal or the Adjournment Proposal.

The Adjournment Proposal is not conditioned on the approval of either of the Third Extension Amendment Proposal or the Auditor Ratification Proposal. However, if any of the Third Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by our shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Third Extension Amendment Proposal or the Auditor Ratification Proposal, as needed.
What vote is required to approve the Proposals?
The approval of the Third Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes that are cast by of those holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting.
Approval of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter.
Our Sponsor, officers and directors and Anchor Investors, following redemptions by our Public Shareholders in connection with the Third Extension, collectively own 4,002,121 Class A Ordinary Shares and 1,747,879 Class B Ordinary Shares, approximately [•]% of the outstanding Ordinary Shares entitled to vote at the Meeting, and plan to vote all of the Founder Shares owned by them in favor of the Proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor, officers and directors and Anchor Investors vote all of the Founder Shares owned by them at the Meeting, the Auditor Ratification Proposal and the Adjournment Proposal, if presented, can be approved at the Meeting even if some or all of our other Public Shareholders do not approve the other Proposals.
What if I don’t want to vote “FOR” any of the Proposals?
If you do not want the Third Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal because only those votes that are actually cast, either “FOR” or “AGAINST”, the Third Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. Broker non-votes, while also considered present for the purposes of establishing a quorum, will only count as votes cast and have an effect on the outcome of the vote on the Auditor Ratification Proposal. See the section of the Proxy Statement entitled “Questions and Answers About the Meeting” for more information about broker-non votes.
If the Third Extension Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Third Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.
Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?
No. There are no appraisal rights or dissenters’ rights available to our shareholders in connection with the Proposals.
How do the Company’s insiders intend to vote their shares?
All of our Sponsor, directors, executive officers and their respective affiliates, are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Proposals. The Sponsor, directors, executive officers and their respective affiliates are not entitled to redeem any Class B Ordinary Shares or Class A Ordinary Shares held by them in connection with the

Third Extension Amendment Proposal. On the Record Date, our Sponsor, directors and executive officers beneficially owned and were entitled to vote an aggregate of 4,002,121 Class A Ordinary Shares, collectively representing approximately [•]% of our issued and outstanding Ordinary Shares. Our Sponsor, directors, executive officers and their affiliates do not intend to purchase shares of Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on Third Extension Amendment Proposal.
All of our Anchor Investors are expected to vote any Founder Shares over which they have voting control in favor of the Proposals. The Anchor Investors are not entitled to redeem any Founder Shares held by them in connection with the Third Extension Amendment Proposal. On the Record Date, the Anchor Investors held 1,747,879 Class B Ordinary Shares, collectively representing approximately 16.79% of our issued and outstanding Ordinary Shares.
In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Third Extension Amendment Proposal. The Sponsor and/or Company may provide such shareholders either Company securities or membership interests in the Sponsor or other consideration pursuant to such arrangements.
What interests do our Sponsor and our directors and officers have in the approval of the Proposals?
Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of (i) 4,002,121 Class A Ordinary Shares (purchased for a nominal price) and 6,150,000 Private Placement Warrants (purchased for $6,150,000), which would expire worthless if the Business Combination is not consummated, and (ii) the Extension Promissory Note (as defined in the section of this Proxy Statement entitled “Background”), a convertible promissory note in the principal amount of up to $[•] issued in connection with the First Contribution (as defined in the section of this Proxy Statement entitled “Background”) and advances the Sponsor may make, in its discretion, to us for working capital expenses, of which $[•] was outstanding as of [•], 2024. See the section in this Proxy Statement entitled “The Meeting — Interests of the Sponsor, Directors and Officers”.
The Third Extension Amendment Proposal
If the Third Extension Amendment Proposal is approved, what happens next?
Upon approval of the Third Extension Amendment Proposal by the affirmative vote of at least two-thirds (2/3) of the shareholders entitled to vote who attend and vote at the Meeting, (i) the Third Extension Amendment will be effective and (ii) we will file the Third Extension Amendment, in the form set forth in Annex A hereto, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Exchange Act and our Units, Class A Ordinary Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Third Extended Date. However, if the Third Extension Amendment Proposal is approved, our Board will have the right, without any further action by our shareholders, to decide to liquidate the Company at any time prior to [•], 2025.
If the Third Extension Amendment Proposal is approved and one or more of our shareholders elect to redeem their Public Shares pursuant to the Redemption, we will remove from the Trust Account and deliver to the holders of such redeemed Public Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination on or before the Third Extended Date. Any such redeemed Public Shares will increase the percentage interest of our Ordinary Shares held by the Sponsor, our directors and officers and the Anchor Investors as a result of their ownership of Founder Shares, including Class B Ordinary Shares.
If the Third Extension Amendment Proposal is approved, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Redemption if the Third Extension Amendment Proposal is approved; the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2024.
Additionally, if the Third Extension Amendment Proposal is approved, the Sponsor has agreed to contribute to us, as a loan, the lesser of (x) $[•] or (y) $[•] for each Public Share that remains outstanding and is not redeemed in connection with the Third Extension for each calendar month (commencing on November 12, 2024 and on the 12th day of each subsequent month) until the Second Extended Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per Public Share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete a Business Combination. If the Third Extension Amendment Proposal is approved, the Contributions for October 12, 2024 to [•], 2025 could be less than the per share amount Public Shareholders would receive in connection with the Second Extension from October 12, 2024 to [•], 2025 if the Third Extension Amendment Proposal were not approved.
Assuming the Third Extension Amendment Proposal is approved, the initial Contribution will be deposited into the Trust Account promptly following the Meeting. Each additional Contribution following December 12, 2023 will be deposited into the Trust Account within seven calendar days from the 12th day of such calendar month. The Contributions will not be made if the Third Extension Amendment Proposal is not approved. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with our Memorandum and Articles of Association. Our Board will have the right and sole discretion whether to extend for additional calendar months following October 12, 2024 until [•], 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.
If the Third Extension Amendment Proposal is approved, our Board will have the right, without any further action by our shareholders, to decide to liquidate the Company at any time prior to [•], 2025.
What happens if the Third Extension Amendment Proposal is not approved?
If there are insufficient votes to approve the Third Extension Amendment Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Third Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Third Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.
If the Third Extension Amendment Proposal is not approved, and the Business Combination is not completed within the Combination Period, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Will you seek any further extensions to liquidate the Trust Account?
Other than as described in this Proxy Statement, we do not currently anticipate seeking any further extension to consummate a Business Combination beyond the Third Extension Date. However, if appears additional time to complete a Business Combination is needed at a later date, we may seek additional time to do so.
What happens to our warrants if the Third Extension Amendment Proposal is approved?
If the Third Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Third Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
What happens to our warrants if the Third Extension Amendment Proposal is not approved?
If the Third Extension Amendment Proposal is not approved, and we do not consummate the Business Combination by the Second Extended Date, if all available extensions are exercised, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period.
Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in connection with the Meeting?
No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date, so long as you are a holder at the time of your Election (and subsequent redemption payment, and vote your Public Shares however you would like, or not at all, on the Third Extension Amendment Proposal or any other Proposal. As a result, the Third Extension Amendment Proposal can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Global Market.
Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Third Extension Amendment Proposal receives the requisite shareholder approvals. If you do not redeem your Public Shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the Memorandum and Articles of Association.
Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in connection with the Business Combination?
Unless you elect to redeem your Public Shares at this time in an Election, you will be able to vote on the Business Combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of the Business Combination. If you do not vote in connection with the Meeting, or you vote against any of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our Memorandum and Articles of Association.
How do I redeem my Public Shares?
In connection with the Third Extension Amendment Proposal and contingent upon whether the Third Extension Amendment Proposal is approved, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, subject to any limitations described in the IPO Prospectus. If you choose not to make an Election in connection with the Third Extension Amendment Proposal, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Second Extended Date, subject to any limitations set forth in our Memorandum and Articles of Association.
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on [•], 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name (as defined below) will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
In the event that a Public Shareholder tenders shares and the Third Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Third Extension Amendment Proposal will not be approved.
Our shareholders seeking to exercise their redemption rights, whether they are shareholders of record (as defined under the question in this section of the Proxy Statement entitled “What is the difference between a shareholder of record and a beneficial owner of shares held in street name?”) or hold their shares in street name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two business days prior to the vote on the proposal to approve the Third Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Third Extension Amendment Proposal is approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
I have changed my mind and I no longer want to redeem my Public Shares after submitting an Election, how do I reverse the redemption process?
In the event that a Public Shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

Information about the Meeting
Can I attend the Meeting in person?
Yes. The Meeting will be held on [•], 2024, at 10:00 a.m. Eastern Time at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, 21st Floor, New York, New York 10154, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Loeb & Loeb LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Loeb & Loeb LLP, c/o Giovanni Caruso, 345 Park Avenue, 21st Floor, New York, New York, 10154. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online by visiting www.cstproxyvote.com.
What constitutes a quorum at the Meeting?
A quorum of shareholders is necessary to hold a valid meeting. The holders of at least a majority of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person (including those who voted online) or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a “quorum” and in order to conduct business at the Meeting. As of the Record Date, [•] Ordinary Shares would be required to achieve a quorum at the Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. Our Sponsor, and officers and directors and Anchor Investors collectively own 4,002,121 Class A Ordinary Shares and 1,747,879 Class B Shares, approximately [•]% of our issued and outstanding Ordinary Shares, which will count towards this quorum.
Who can vote at the Meeting?
Only shareholders of our Ordinary Shares at the close of business on the Record Date, [•], 2024, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 6,848,192 of our Class A Ordinary Shares and 1,747,879 of our Class B Ordinary Shares were outstanding and entitled to vote.
How many votes do I have?
Each Class A Ordinary Share and each Class B Ordinary Share is entitled to one vote on each matter that comes before the Meeting. See the section of this Proxy Statement entitled “Beneficial Ownership of Securities” for information about the holdings of our Sponsor, directors and executive officers.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes (as defined in the question of this section of the Proxy Statement entitled “If my shares are held in street name, will my broker, bank or nominee automatically vote my shares for me?”) for each of the Proposals.
The approval of the Third Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes that are cast by of those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter.
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter.
At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST”, the Third Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. Broker non-votes, while also considered present for the purposes of establishing a quorum, will only count as votes cast and have an effect on the outcome of the vote on the Auditor Ratification Proposal. See the question in this section of the Proxy Statement entitled “If my shares are held in street name, will my broker, bank or nominee automatically vote my shares for me?” for more information about broker-non votes.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
•
Shareholder of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “shareholder of record”.

•
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

How can I vote if I am a shareholder of record?
If you were a shareholder of record of Ordinary Shares on the Record Date, you may vote with respect to the Proposals by:
•
At the Meeting.   If you are a shareholder of record, you may vote at the Meeting.

•
Online.   You may also vote by submitting a proxy for the Meeting. You may submit your proxy online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on December 10, 2023 (have your proxy card in hand when you visit the website).

•
By Mail.   You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.
How can I vote if I am a beneficial owner of shares held in street name?
If you were a beneficial owner of Ordinary Shares held in street name on the Record Date, you may vote with respect to the Proposals by:
•
At the Meeting.   If you are a beneficial owner of shares held in street name and you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•
By mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•
By telephone or online.   You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the question in this section of the Proxy Statement entitled “How do I attend the Meeting?”.
If my shares are held in street name, will my broker, bank or nominee automatically vote my shares for me?
Yes and No. Under the rules of various national and regional securities exchanges, if your shares are held in street name by your bank, broker or nominee, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.
We believe that the Third Extension Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote on non-discretionary matters. You should instruct your broker to vote your shares in accordance with directions you provide. You may also need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Broker non-votes will have no effect on the outcome of any vote on any of the non-discretionary proposals.
In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.
May I change my vote after I have voted or revoke my proxy after it is granted?
Yes. You may change your vote by:
•
entering a new vote online or by telephone, if those voting options are available to you;

•
sending a later-dated, signed proxy card to IX Acquisition Corp., 53 Davies Street, London, W1K 5JH, United Kingdom, attn.: Karen Bach, Chief Executive Officer, so that it is received by our Chief Executive Officer prior to the Meeting; or

•
attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in street name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.
What is the proxy card?
The proxy card enables you to appoint each of Karen Bach, our Chief Executive Officer and Director, and Noah Aptekar, our Chief Financial Officer, Chief Operations Officer and Director, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Ms. Bach or Mr. Aptekar to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your Ordinary Shares will be voted “FOR” the Proposals, in accordance with the recommendations of our Board as described below. If the Meeting is adjourned, Ms. Bach or Mr. Aptekar can vote the shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.
Will my shares be voted if I do not provide my proxy?
If you are a shareholder of record and hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in street name. See the question in this section of the Proxy Statement entitled “If my shares are held in street name, will my broker, bank or nominee automatically vote my shares for me?” for more information.
If I am a public Unit holder, can I exercise redemption rights with respect to my Units?
No. Holders of outstanding public Units must separate the underlying Public Shares prior to exercising redemption rights with respect to the Public Shares.
If you hold Units registered in your own name, you must deliver the certificate (physically or electronically) for such Units to Continental, our transfer agent, with written instructions to separate such Units into Public Shares. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Units into Public Shares. See the question in this section of the Proxy Statement entitled “How do I exercise my redemption rights?”.
What should I do if I receive more than one set of voting materials for the Meeting?
You may receive more than one set of voting materials for the Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your Ordinary Shares.
Where do I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.
What other business may be conducted at Meeting?
The Meeting has been called only to consider and vote on the approval of the Third Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.
Who will solicit and pay the cost of soliciting proxies for the Meeting?
We will pay for the entire cost of soliciting proxies for the Meeting from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
What do I need to do now?
You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how each of the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in street name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
Who can help answer my questions?
If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:
Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
You may also contact us at:
IX Acquisition Corp.
53 Davies Street
London, W1K 5JH
United Kingdom
Telephone: +44 (0) (203) 983-0450
To obtain timely delivery, shareholders must request the materials no later than December 4, 2023. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section of this Proxy Statement entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the Continental on or before 5:00 p.m., Eastern Time, on [•], 2024 (two business days before the Meeting) in accordance with the procedures detailed under the question of this section of the Proxy Statement entitled “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS
You should consider carefully all of the risks described in the section entitled “Risk Factors” contained in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on April 13, 2022 and as amended May 9, 2022, (iii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 17, 2023 and on March 28, 2024, (iv) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, September 30, 2022, March 31, 2023, September 30, 2023, March 31, 2024, June 30, 2024, as filed with the SEC on May 13, 2022, November 10, 2022, May 22, 2023, November 15, 2023, May 22, 2024 and August 19, 2024 respectively, and (v) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.
There are no assurances that the Third Extension will enable us to complete a Business Combination.
Approving the Third Extension involves a number of risks. Even if the Third Extension Amendment Proposal is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Third Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Third Extension Amendment Proposal is approved, the Company expects to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem their Public Shares in connection with the Third Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Third Extension Amendment Proposal or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Third Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Our Sponsor, officers, directors and Anchor Investors own a substantial number of shares of our Ordinary Shares and can approve the Auditor Ratification Proposal and the Adjournment Proposal, if presented, without the vote of other shareholders.
Our Sponsor, officers, directors and Anchor Investors, following redemptions by our Public Shareholders in connection with the Second Extension, collectively own 4,002,121 Class A Ordinary Shares and 1,747,879 Class B Shares, approximately [•]% of the issued and outstanding Ordinary Shares entitled to vote at the Meeting and plan to vote all such Founder Shares owned by them in favor of the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Meeting and our Sponsor, officers, directors and Anchor Investors vote all of the Ordinary Shares owned by them at the Meeting, the Auditor Ratification Proposal and the Adjournment Proposal, if presented, can be approved at the Meeting even if some or all of our other Public Shareholders do not approve the Auditor Ratification Proposal and the Adjournment Proposal, if presented.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.
There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on November 13, 2023, we instructed the trustee to liquidate the investments held in the Trust Account, and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our Public Shareholders would receive upon any redemption or our liquidation.
From our IPO until November 13, 2023, our funds were held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on November 13, 2023, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account, and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or liquidation. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our Public Shareholders would receive upon any redemption or our liquidation.
In the event that we are deemed to be an investment company, despite the change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.
We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a

Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.
Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.
Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Karen Bach, our Chief Executive Officer and Director, and Guy Willner, the Chairman of our Board, are citizens of the United Kingdom. Less than 20% of the direct and indirect minority investors in the Sponsor are non-US persons.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Shareholders may only receive approximately $[•] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes and up to $100,000 for dissolution expenses), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
If we continue our life beyond 36 months from the closing of our IPO without completing an initial Business Combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.
Nasdaq rules require that we complete a Business Combination no later than 36 months after our IPO. While we may be able to appeal a delisting and be granted additional time to complete a Business Combination after 36 months, we may not be successful in such an appeal. If we are not successful in such an appeal and we fail to complete a Business Combination within 36 months of our IPO our securities will be delisted. If our securities are delisted, such delisting could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

THE MEETING
This Proxy Statement is being provided to our shareholders as part of a solicitation of proxies by the Board for use at the Meeting. This Proxy Statement contains important information regarding the Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This Proxy Statement is being first mailed on or about [•], 2024 to all shareholders of record as of [•], 2024, the Record Date for the Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.
Date, Time and Place of the Meeting
The Meeting will be held on [•], 2024, at 10:00 a.m. Eastern Time, at the offices of Loeb & Loeb LLP located at 345 Park Avenue, 21st Floor, New York, New York 10154, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.
Attending the Meeting
Only shareholders who own Ordinary Shares as of the close of business on the Record Date will be entitled to attend the Meeting. If you are such a shareholder, you will be permitted to attend the Meeting in person at the offices of Loeb & Loeb LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Loeb & Loeb LLP, c/o Giovanni Caruso, 345 Park Avenue, New York, New York, 10154.
You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online at www.cstproxyvote.com, or in accordance with the voting instructions provided throughout this Proxy Statement.
Voting Power; Record Date
As our shareholder, you have a right to vote on certain matters affecting the Company. The Proposals that will be presented at the Meeting and upon which you are being asked to vote are summarized below and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on [•], 2024, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in street name or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 8,596,071 of our Ordinary Shares issued and outstanding, consisting of (i) 6,848,192 of our Class A Ordinary Shares, of which 4,002,121 Class A Ordinary Shares are held by the Sponsor and (ii) 1,747,879 of our Class B Ordinary Shares, all of which are held by our Anchor Investors.
Quorum
A quorum of shareholders is necessary to hold a valid meeting. The holders of at least a majority of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person (including those who voted online) or represented by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Meeting. Abstentions and broker-non votes will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date, [•] Ordinary Shares would be required to achieve a quorum at the Meeting.
If a quorum is not present within half an hour from the start of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present, in person (including those who voted online) or represented by proxy, shall constitute a quorum.
The Proposals at the Meeting
At the Meeting, our shareholders will consider and vote on the following Proposals:
1.
Proposal One — Third Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our Memorandum and Articles of Association, in the form set forth in Annex A, to give our Board the right to extend the date by which we must consummate a Business Combination from October 12, 2024 on a monthly basis up to [•] ([•]) times until [•], 2025 (or such earlier date as determined by the Board);

2.
Proposal Two — Auditor Ratification Proposal — To ratify the selection by the Audit Committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2024; and

3.
Proposal Three — Adjournment Proposal — To adjourn the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Third Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

It is possible that we will not be able to complete the Business Combination by the Third Extension Date if the Third Extension Amendment Proposal is approved. In such event, we will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the Public Shareholders.
Required Vote for the Proposals for the Meeting
The approval of the Third Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes that are cast by of those holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online)or by proxy at the Meeting.
Approval of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter.
At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST”, the Third Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. Broker non-votes, while also considered present for the purposes of establishing a quorum, will only count as votes cast and have an effect on the outcome of the vote on the Auditor Ratification Proposal. See the section of the Proxy Statement entitled “Questions and Answers About the Meeting” for more information about broker-non votes.
Voting Your Shares
Shareholders of Record
If you are a shareholder of record, each Ordinary Share that you own in your name entitles you to one vote on each of the Proposals. Your one or more proxy cards show the number of Ordinary Shares that you own.
•
Voting at the Meeting.   If you are a shareholder of record, you may vote at the Meeting.

•
Voting Online.   You may also vote by submitting a proxy for the Meeting. You may submit your proxy online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on [•], 2024 (have your proxy card in hand when you visit the website).

•
Voting by Mail.   You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 10:00 a.m. Eastern Time, on [•], 2024.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.
Beneficial Owners
If you are a beneficial owner and your shares are held in street name, then your Ordinary Shares are registered in the name of your broker, bank or other agent. If you are a beneficial owner, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us.
•
Voting at the Meeting.   If you are a beneficial owner of shares held in street name and you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•
Voting by Mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•
Voting by Telephone or Online.   You may vote by proxy by submitting your proxy by telephone or online, if those options are available to you, in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary. If your bank or brokerage firm does not offer online or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Changing Your Vote and Revoking Your Proxy
You may change your vote by:
•
entering a new vote online or by telephone, if those voting options are available to you;

•
sending a later-dated, signed proxy card to IX Acquisition Corp., 53 Davies Street, London, W1K 5JH, United Kingdom, attn.: Karen Bach, Chief Executive Officer, so that it is received by our Chief Executive Officer prior to the Meeting; or

•
attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in street name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

No Additional Matters
The Meeting has been called only to consider and vote on the approval of the Third Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.
Appraisal Rights
There are no appraisal rights available to our shareholders in connection with any of the Proposals.
Proxies; Board Solicitation; Proxy Solicitor
Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the Meeting. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting and have agreed to (i) pay the Solicitation Agent’s customary fees, plus disbursements, and (ii) indemnify the Solicitation Agent against certain damages, expenses, liabilities or claims relating to its services as our proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial Business Combination if the Third Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials.
If you have any question on the above, please contact the Solicitation Agent at:
Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
Interests of the Sponsor, Directors and Officers and the Anchor Investors
When you consider the recommendation of the Board, you should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending you approve the Proposals. You should take these interests into account in deciding whether to approve the Proposal:
•
the fact that the Sponsor holds 4,002,121 Class A Ordinary Shares (purchased for a nominal price) and 6,150,000 Private Placement Warrants, all of which would expire worthless if the Business Combination is not consummated;

•
the fact that the Sponsor has agreed not to redeem any Ordinary Shares held by it in connection with a shareholder vote to approve the Business Combination;

•
the fact that we are obligated to pay an affiliate of the Sponsor up to a total of $10,000 per month for office space, administrative and support service, and upon completion of our initial business combination or our liquidation, we will cease being obligated to pay these monthly fees;

•
the fact that our Sponsor may lend us up to $2,500,000 pursuant to the Extension Promissory Note issued in connection with the First Contribution and advances the Sponsor may make, in its discretion,

to us for working capital, up to $1,500,000 of which may be convertible into Conversion Warrants, which would be identical to the Private Placement Warrants;
•
the fact that, unless the Company consummates the initial business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company related to identifying and investigating an initial Business Combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period , the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.05 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into a transaction agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•
the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed initial Business Combination and may even continue to serve following any potential initial Business Combination and receive compensation thereafter; and

•
the fact that, if the Third Extension Amendment Proposal is approved, the Contributions for October 12, 2024 to [•], 2025 could be less than the per share amount Public Shareholders would receive in connection with the Second Extension from April 12, 2024 to October 12, 2024 if the Third Extension Amendment Proposal were not approved.

Additionally, if the Third Extension Amendment Proposal is approved and the Company consummates the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.
Each Anchor Investor has entered into separate investment agreements with us and our Sponsor pursuant to which each Anchor Investor agreed to purchase a set amount of Founder Shares, subject to such Anchor Investors’ acquisition of 100% of the Units allocated to them in the IPO. Pursuant to these investment agreements, the Anchor Investors have agreed, among other things, to (a) vote any Founder Shares held by them in favor of our initial Business Combination, (b) subject any Founder Shares held by them to the same lock-up restrictions as the Founder Shares held by our Sponsor and independent directors, and (c) automatically subject any Founder Shares held by them to any cut-back, reduction, mandatory repurchase, redemption, forfeiture, vesting or revesting, earnouts or other concessions agreed upon by us and our Sponsor in connection with initial Business Combination, at the same proportion applicable to the Founder Shares held by the Sponsor.
Recommendation of the Board
After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and our shareholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals. No recommendation is being made as to whether you should elect to redeem your Public Shares.

PROPOSAL ONE — THE THIRD EXTENSION AMENDMENT PROPOSAL
Overview
We are proposing to amend our Memorandum and Articles of Association to extend the date by which we have to consummate a Business Combination beyond the Second Extended Date without monthly Board approval. The Third Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete the Business Combination. A copy of the proposed Third Extension Amendment is attached to this Proxy Statement as Annex A.
Reasons for the Third Extension Amendment and Third Extension Amendment Proposal
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Third Extension Amendment is in the best interests of the Company and our shareholders. The Memorandum and Articles of Association provide that we have until the Second Extended Date, if all available extensions are exercised, to complete an initial Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our shareholders and because we believe we will not be able to conclude a Business Combination within the permitted time period, the Board has determined we need the Third Extension Amendment to allow us more time to complete its initial Business Combination.
The IPO Prospectus and Memorandum and Articles of Association provide that a special resolution of our shareholders is required to alter or amend the Memorandum and Articles of Association. Additionally, our IPO Prospectus and Memorandum and Articles of Association provide for all Public Shareholders to have an opportunity to redeem their Public Shares if any amendment is made to our Memorandum and Articles of Association to modify the substance or timing of our obligation to allow redemption in connection with a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our shareholders, and because we believe we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond the Second Extended Date to the Second Extended Date. We intend to hold another shareholder meeting prior to the Second Extended Date in order to seek shareholder approval of the Business Combination.
We believe that the foregoing Memorandum and Articles of Association provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Memorandum and Articles of Association.
The Company is not asking you to vote on the Business Combination at this time. If the Third Extension Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Second Extended Date.
After careful consideration of all relevant factors, our Board has approved and declared advisable the adoption of the Third Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
If the Third Extension Amendment Proposal is Approved
Upon approval of the Third Extension Amendment Proposal by the affirmative vote of at least two-thirds (2/3) of the shareholders entitled to vote who attend and vote at a general meeting (including those who vote online), (i) the Third Extension Amendment will be effective and (ii) we will file the Third Extension Amendment, in the form set forth in Annex A hereto, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Exchange Act and our Units, Ordinary Shares and warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Second Extended Date.

If the Third Extension Amendment Proposal is approved, and one or more of our shareholders elect to redeem their Public Shares pursuant to the Redemption, we will remove from the Trust Account and deliver to the holders of such redeemed Public Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination on or before the Third Extended Date. Any such redeemed Public Shares will increase the percentage interest of our Founder Shares held by the Sponsor and our directors and our officers and Anchor Investors as a result of their ownership of Founder Shares, including Class B Ordinary Shares.
If the Third Extension Amendment Proposal is approved, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Redemption if the Third Extension Amendment Proposal is approved; the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2024.
Additionally, if the Third Extension Amendment Proposal is approved, the Sponsor has agreed to contribute to us, as a loan, the lesser of (x) $[•] or (y) $[•] for each Public Share that remains outstanding and is not redeemed in connection with the Third Extension for each calendar month (commencing on October 12, 2024 and on the 12th day of each subsequent month) until the Third Extended Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per Public Share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete a Business Combination. If the Third Extension Amendment Proposal is approved, the Contributions for October 12, 2024 [•], 2025 could be less than the per share amount Public Shareholders would receive in connection with the Second Extension from October 12, 2024 to [•], 2025 if the Third Extension Amendment Proposal were not approved.
Assuming the Third Extension Amendment Proposal is approved, the initial Contribution will be deposited into the Trust Account promptly following the Meeting. Each additional Contribution following October 12, 2024 will be deposited into the Trust Account within seven calendar days from the 12th day of such calendar month. The Contributions will not be made if the Third Extension Amendment Proposal is not approved. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with our Memorandum and Articles of Association. Our Board will have the right and sole discretion whether to extend for additional calendar months following October 12, 2024 until [•], 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.
If the Third Extension Amendment Proposal is approved, our Board will have the right, without any further action by our shareholders, to decide to liquidate the Company at any time prior to [•], 2025.
If the Third Extension Amendment Proposal is not Approved
Without the approval of the Third Extension Amendment Proposal, the Company believes that the Company will not be able to complete the Business Combination on or before the Second Extended Date, if all available extensions are exercised. If that were to occur, as contemplated by and in accordance with the Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within Combination Period. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
As contemplated by the Memorandum and Articles of Association, the holders of our Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Third Extension Amendment Proposal is approved.
On [•], 2024, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of $[•] as of [•], 2024 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on [•], 2024 was $[•]. We cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We believe such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before the Second Extended Date, if all available extensions are exercised.
The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 4,002,121 Founder Shares.
Redemption Rights
In connection with the Third Extension Amendment Proposal and contingent upon whether the Third Extension Amendment Proposal is approved, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, subject to any limitations described in the IPO Prospectus. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.
If you choose not to make an Election in connection with the Third Extension Amendment Proposal, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Third Extended Date, subject to any limitations set forth in our Memorandum and Articles of Association.
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on [•], 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
In the event that a Public Shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

In the event that a Public Shareholder tenders shares and the Third Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Third Extension Amendment Proposal will not be approved.
Our shareholders seeking to exercise their redemption rights, whether they are shareholders of record or hold their shares in street name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two business days prior to the vote on the proposal to approve the Third Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Third Extension Amendment Proposal is approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Each redemption of a Public Share by our Public Shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[•] as of [•], 2024. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.
If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.
You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.
If the Third Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the Public Shareholders.
Vote Required for Approval
The approval of the Third Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes that are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting. Only those votes that are actually cast, either “FOR” or “AGAINST”, the Third Extension Amendment Proposal will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE THIRD EXTENSION AMENDMENT PROPOSAL.

PROPOSAL TWO — THE AUDITOR RATIFICATION PROPOSAL
Overview
We are asking our shareholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum has audited our financial statements for the fiscal year ended December 31, 2023 and for the fiscal year ended December 31, 2022. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.
Audit Fees
Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2023 totaled [•] and for the for the year ended December 31, 2022 totaled $87,690. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for any audit-related fees for the year ended December 31, 2023 or for the year ended December 31, 2022.
Tax Fees
Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Marcum any tax fees for the year ended December 31, 2023 or the year ended December 31, 2022.
All Other Fees
All other fees consist of fees billed for all other services. We did not pay Marcum any other fees for the year ended December 31, 2023 or the year ended December 31, 2022.
Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.
Pre-Approval Policy
Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).
Consequences if the Auditor Ratification Proposal is Not Approved
The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee may reconsider the selection of Marcum as our independent registered public accounting firm.
Vote Required for Approval
The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter. Failure to vote by proxy, online or at the Meeting will have no effect on the outcome of any vote on the Auditor Ratification Proposal; however broker non-votes, while also considered present for the purposes of establishing a quorum, will count as votes cast and have an effect on the outcome of the vote on the Auditor Ratification Proposal. See the section of the Proxy Statement entitled “Questions and Answers About the Meeting” for more information about broker-non votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Third Extension Amendment Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote. In no event will our Board adjourn the Meeting beyond the Second Extended Date.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Third Extension Amendment Proposal or the Auditor Ratification Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting and entitled to vote on such matter. Only those votes that are actually cast, either “FOR” or “AGAINST”, the Adjournment Proposal, if presented, will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BACKGROUND
We are a blank check company incorporated as a Cayman Islands exempted company on March 1, 2021 for the purpose of effecting a Business Combination.
There are currently 8,596,071 of our Ordinary Shares issued and outstanding, consisting of 6,848,192 of our Class A Ordinary Shares and 1,747,879 of our Class B Ordinary Shares.
On April 10, 2023, we held an extraordinary general meeting of shareholders (the “2023 Extraordinary Meeting”). At the 2023 Extraordinary Meeting, our shareholders approved, among other things, a proposal to extend the Combination Period until the First Extended Date, if all available extensions are exercised (the “First Extension Amendment Proposal”), by amending the Memorandum and Articles of Association. Under Cayman Islands law, such amendment of the Memorandum and Articles of Association took effect upon approval of the First Extension Amendment Proposal.
In addition, at the 2023 Extraordinary Meeting, our shareholders also approved to further amend the Memorandum and Articles of Association (i) to eliminate (x) the limitation that we may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 and (y) the limitation that we shall not consummate a Business Combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination (the “Redemption Limitation Amendment Proposal”) and (ii) to provide for the right of a holder of the Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, on a one-for-one basis at any time and from time to time prior to the closing of a Business Combination at the election of the holder (the “Founder Share Amendment Proposal”). Those amendments to the Memorandum and Articles of Association took effect upon the approval of our shareholders. In connection with the vote to approve the First Extension Amendment Proposal, Redemption Limitation Amendment Proposal and Founder Share Amendment Proposal, the holders of 18,336,279 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.30 per share, for an aggregate redemption amount of approximately $189 million.
Additionally, our Sponsor agreed that if the First Extension Amendment Proposal was approved, it or its designee would deposit into the Trust Account, as a loan, $160,000 (the “First Contribution”) on each of the following dates: (i) April 13, 2023; and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend for an additional month in accordance with the First Extension Amendment Proposal until April 12, 2024. Each month since the 2023 Extraordinary Meeting, the Board has elected to extend the time we have to consummate a Business Combination for another month, per the terms of the First Extension Amendment Proposal. And every month, in connection with such election, the Sponsor has deposited $160,000 as the First Contribution into the Trust Account.
On April 13, 2023, we issued a convertible promissory note to the Sponsor with a principal amount up to $1 million (the “Original Extension Promissory Note”). On September 8, 2023, we issued an amended and restated promissory note in the principal amount of up to $2.5 million to the Sponsor (the “Amended and Restated Extension Promissory Note” and together with the Original Extension Promissory Note, the “Extension Promissory Note”), to amend and restate the Original Extension Promissory Note. The Extension Promissory Note was issued in connection with the First Contribution and advances the Sponsor may make, in its discretion, to us for working capital expenses. The Extension Promissory Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate the initial Business Combination and (ii) the date of our liquidation. At the election of the Sponsor, up to $1,500,000 of the unpaid principal balance under the Extension Promissory Note may be converted into warrants of the Company (the “Conversion Warrants”) at the price of $1.00 per warrant. Such Conversion Warrants will have terms identical to the Private Placement Warrants. As of September 30, 2023, the outstanding principal under the Extension Promissory Note was $1,354,768.
On May 9, 2023, pursuant to the terms of the Memorandum and Articles of Association and as a result of the approval of the Founder Share Amendment Proposal, the Sponsor, the holder of an aggregate of 4,002,121 Class B Ordinary Shares, elected to convert each outstanding Class B Ordinary Share held by it on a one-for-one basis into Class A Ordinary Shares, with immediate effect. Following the Founder Share

Conversion, the Company had an aggregate of 8,665,842 Class A ordinary shares and 1,747,879 Class B Ordinary Shares issued and outstanding.
On November 30, 2023, the Company issued a press release (the “Press Release”) announcing that it filed a definitive proxy statement to seek shareholder approval to, among other proposals, extend the period of time the Company will have to consummate its initial business combination from December 12, 2023 on a monthly basis up to ten (10) times until October 12, 2024 (the “Second Extension”, and such date, the “Second Extended Date”), or such earlier date as determined by the Company’s board of directors. For each month of the Second Extension, the Sponsor will deposit additional funds into the Trust Account in an amount equal to the lesser of (x) $50,000 or (y) $0.015 for each of the Company’s Public Shares that remains outstanding and is not redeemed in connection with the Second Extension.
As of [•], 2024, approximately $[•] from our IPO and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee. Initially, these funds were invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on November 13, 2023, we instructed Continental to liquidate the investments held in the Trust Account, and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Shareholders would receive upon any redemption or our liquidation.
You are not being asked to vote on the Business Combination at this time. If the Third Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by Third Extended Date.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•
each of our executive officers and directors that beneficially owns our Ordinary Shares; and

•
all our executive officers and directors as a group.

In the table below, percentage ownership is based on 8,596,071 of our Ordinary Shares issued and outstanding, consisting of 6,848,192 of our Class A Ordinary Shares and 1,747,879 of our Class B Ordinary Shares. Prior to our initial Business Combination, only holders of our Class B Ordinary Shares have the right to vote on the appointment of directors. Holders of our Public Shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial Business Combination, holders of a majority of our Class B Ordinary Shares may remove a member of the Board for any reason. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial Business Combination, except as required by law, holders of our Class A Ordinary Shares and Class B Ordinary Shares will vote together as a single class, with each share entitling the holder to one vote. Currently, all of the shares of Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis at the time of a Business Combination (either concurrently with or immediately following the consummation thereof).
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these securities are not convertible within 60 days of the date of the Proxy Statement.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
All officers and directors as a group (seven individuals)	4,002,121	47%
Noah Aptekar(2)	4,002,121	47%
Guy Willner	—	—
Karen Bach	—	—
Teresa Barger	—	—
Andrew Bartley	—	—
Eduardo Marini	—	—
Shannon Grewer	—	—
IX Acquisition Sponsor, LLC(2)(3)	4,002,121	47%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 53 Davies Street, London W1K 5JH United Kingdom.

(2)
Our Sponsor is the record holder of such shares. IX Acquisition Sponsor Manager, LLC is the manager of the Sponsor. On May 14, 2023, Noah Aptekar as the sole member of IX Acquisition Sponsor Manager, LLC, appointed two additional officers, delegating to the officers the authority to jointly manage the affairs of the Company by majority resolution, vote, consent or other joint action and the officers collectively have voting and investment discretion with respect to the ordinary shares held of record by the Sponsor. The officers disclaim any beneficial ownership of the shares held by the sponsor, except to the extent of his pecuniary interest therein.

(3)
Interests shown consist solely of Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our business combination on a one-for-one basis, subject to adjustment, or, if the Founder Share Amendment is approved and implemented, may be converted at any time and from time to time prior to our business combination.

FUTURE SHAREHOLDER PROPOSALS
If the Third Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting of shareholder before the Third Extension Date to consider and vote upon approval of a Business Combination. Accordingly, if we consummate a Business Combination, the Company’s next annual general meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Third Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Third Extension Date, the Company will wind up, liquidate and dissolve.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:
•
If the shares are registered in your names, you should inform us of your request by contacting us at:

IX Acquisition Corp.
53 Davies Street
London, W1K 5JH
United Kingdom
Telephone: +44 (0) (203) 983-0450
•
If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Our public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of our filings with the SEC (excluding exhibits) at no cost by contacting us at the address and/or telephone number below.
IX Acquisition Corp.
53 Davies Street
London, W1K 5JH
United Kingdom
Telephone: +44 (0) (203) 983-0450
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals, you should contact the Solicitation Agent at the following address and e-mail address:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.
If you are our shareholder and would like to request documents, please do so by December 4, 2023, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
IX ACQUISITION CORP.
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
FIRST RESOLVED, as a special resolution: that the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:
“49.7
In the event that the Company does not consummate a Business Combination by [•], 2025, or (i) such earlier date as may be determined by the Directors, (ii) or such later date as the Members may approve in accordance with the Articles, the Company shall:

(a)
cease all operations except for the purpose of winding up

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
SECOND RESOLVED, as a special resolution: that the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.8 in its entirety and the insertion of the following language in its place:
“49.8
In the event that any amendment is made to the Articles:

(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by [•], 2025, or (i) such earlier date as may be determined by the Directors, (ii) or such later date as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”
The foregoing amendment to the Amended and Restated Memorandum of Association of the Corporation was duly adopted by a special resolution of the Corporation by the requisite vote of the shareholders entitled to vote thereon in accordance with the provisions of the laws of the Cayman Islands.

A-1

IX ACQUISITION CORP.
53 DAVIES STREET
LONDON, W1K 5JH
UNITED KINGDOM
FOR THE EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING
OF SHAREHOLDERS OF
IX ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, revoking any previous proxies relating to the Meeting (as defined below), hereby acknowledges receipt of the notice and proxy statement, dated [•], 2024, (the “Proxy Statement”) in connection with the extraordinary general meeting in lieu of an annual general meeting of shareholders of IX Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held on [•], 2024, at 10:00 a.m. Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, 21st Floor, New York, New York, 10154 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Karen Bach and Noah Aptekar and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxies are, and each of them is, instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE SECOND EXTENSION AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY (COLLECTIVELY, THE “PROPOSALS”).
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting in Lieu of an Annual General Meeting of Shareholders
to be held on [•], 2024:
The notice of meeting and the accompanying Proxy Statement are available at
www.cstproxy.com/      .
IX ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.		Please mark votes as ☒ indicated in this example
(1) The Third Extension Amendment Proposal — RESOLVED, as a special resolution, that the Amended and Restated Memorandum of Association and Articles of Association be amended in the form attached to the proxy statement as Annex A, with immediate effect, in order to extend the date by which the Company has to consummate a Business Combination from October 12, 2024 on a monthly basis up to [•] ([•]) times to [•], 2025 (or such earlier date as determined by the Company’s board of directors).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Auditor Ratification Proposal — RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be ratified, approved and confirmed in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐
(3) The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting in lieu of an annual general meeting to a later date or dates, or indefinitely, to be determined by the chairman of the extraordinary general meeting in lieu of an annual general meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: , 2024
Signature
Signature (if held jointly)
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.
A vote to abstain will have no effect on Proposal 1, Proposal 2 and Proposal 3.